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                                                                   EXHIBIT 10.18

                        WAIVER OF DIRECTOR'S COMPENSATION

      This Waiver of Director's Compensation ("WAIVER") is hereby executed effective as of the date set forth below (the "EFFECTIVE DATE") by the undersigned (the "DIRECTOR") a member of the Board of Directors ("BOARD MEMBER") of Corrpro Companies, Inc. (the "COMPANY"), on behalf of himself, his heirs, executives, successors and assigns for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged.

      Pursuant to this Waiver, as of the Effective Date and continuing through the earlier to occur of: (i) the last day of such Director's service as a Board Member designated by the holders of the Series B Cumulative Redeemable Voting Preferred Stock of the Company and (ii) the last day of such Director's employment with Wingate Partners III, L.P. and/or its affiliates, the Director hereby waives and relinquishes his rights and any and all claims to receive cash compensation or equity securities for his services as a Board Member, including, without limitation, an award of options pursuant to the 1997 Non-Employee Directors' Plan of Corrpro Companies, Inc. effective April 28, 1997; provided, however, that this Waiver shall not constitute a waiver of relinquishment of the Director's right to other benefits, such as indemnification and insurance coverage, and to reimbursement from the Company, in accordance with the Company's policy, for his ordinary and reasonable expenses incurred in furtherance of his performance of his duties as a Board Member.

      The Director further certifies, acknowledges and agrees that he has read and completely understands the provisions of this Waiver and that he is signing freely and voluntarily, without duress, coercion or undue influence.

      IN WITNESS WHEREOF, the Director has executed this Waiver effective as of the 30th day of March, 2004.

                                           By:___________________________

                                           Printed Name: _______________________


Schedule to Exhibit 10.18. The form of waiver of director's compensation attached to this Annual Report on Form 10-K has been executed by James A. Johnson, Jay I. Applebaum, and Jason H. Reed.